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                                                                   EXHIBIT 10.19

                                 ADDENDUM NO. 1

                                     TO THE

                        QUOTA SHARE REINSURANCE AGREEMENT
                           DATED AS OF MARCH 27, 2003

              (HEREINAFTER REFERRED TO AS THE "ORIGINAL AGREEMENT")

                                     BETWEEN

                            PLATINUM RE (UK) LIMITED

                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                       PLATINUM UNDERWRITERS BERMUDA, LTD

                  (HEREINAFTER REFERRED TO AS THE "REINSURER")

WHEREAS, the Reinsurer and the Company are parties to the Original Agreement.

NOW THEREFORE, effective April 1, 2003, the parties hereto hereby agree to amend the Original Agreement as follows:

      Addendum A - The first and only paragraph shall be deleted in its entirety and replaced with the following:

      "1. 25% Quota Share of Business classified by the Retrocedant as International Property Catastrophe Excess of Loss Business arising out of the Retrocedants participation in programmes from Cedant's domiciled in the United Kingdom and Eire.

      2. Property Catastrophe Excess of loss treaty $40,000,000 excess of $50,000,000 any one occurrence between the Company and Platinum Underwriters Re, Inc."

All other terms and conditions of the Original Agreement remain unchanged.

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In Witness Whereof, the parties hereto have caused this Addendum No.1 to be executed by their duly authorized representatives.

                                            Platinum Underwriters Bermuda, Ltd.

                                            By: /s/ Francois Bertrand
                                                -----------------------------
                                            Name: Francois Bertrand
                                            Title: Senior Vice President

                                            Platinum Re (UK) Limited

                                            By: /s/ Robert S. Porter
                                                -----------------------------
                                            Name: Robert S. Porter
                                            Title: Managing Director

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